Exhibit 99.2

	Quarter Ended (A)

(Dollars in Thousands, Except Per Share Data)	6/30/2003	3/31/2003	12/31/2002	9/30/2002	6/30/2002

Operating Data

Net income	$1,690	$2,034	$1,228	$1,695	$1,941
Net interest income	5,924	5,548	5,750	6,376	6,733
Provision for loan losses	405	405	200	450	405
Non-interest income	3,469	3,890	2,342	1,630	1,576
Non-interest expense	7,063	6,563	6,643	5,651	5,428

Performance Statistics

Net interest margin	2.77%	2.85%	2.86%	3.12%	3.35%
Return on average assets	0.66%	0.84%	0.51%	0.73%	0.85%
Return on average equity	8.30%	9.87%	6.04%	8.34%	9.74%
Annualized net loan charge-offs to avg loans	0.15%	0.09%	0.87%	0.04%	0.11%
Net charge-offs	234	133	1,266	62	152
Efficiency ratio	83.7	82.6	87.2	70.6	65.7
Net income per employee	6	7	4	6	7

Per Share Data

Basic earnings per share	$0.23	$0.28	$0.17	$0.24	$0.27
Diluted earnings per share	0.23	0.28	0.17	0.23	0.27
Dividend declared per share	0.1815	0.1650	0.1650	0.1650	0.1650
Book value	11.24	11.17	11.33	11.43	11.24
Common stock price:
High	22.48	20.50	23.20	23.98	24.49
Low	19.60	18.01	17.84	21.85	17.65
Close	20.13	19.51	18.26	22.48	24.49
Weighted average common shares:
Basic	7,211	7,182	7,168	7,165	7,141
Fully Diluted	7,242	7,201	7,238	7,248	7,164
End-of-period common shares:
Issued	7,319	7,317	7,299	7,276	7,266
Treasury	111	149	127	111	111

(A) 2002 quarters have been adjusted for SFAS No. 147 impact.

	Quarter Ended (A)

(Dollars in Thousands, Except Per Share Data)	6/30/2003	3/31/2003	12/31/2002	9/30/2002	6/30/2002

Financial Condition Data:
General
Total assets	$1,026,790	$1,004,753	$951,174	$949,563	$924,091
Loans, net	618,670	589,009	583,519	579,233	575,616
Goodwill	32,604	23,345	22,924	22,924	22,924
Total deposits	648,429	598,067	587,480	601,843	571,371
Non interest bearing	64,671	57,649	59,181	60,402	58,981

Savings	89,806	81,321	76,712	79,588	79,375
NOW	163,018	156,649	155,114	157,806	143,144
Money Market	27,887	27,548	29,827	22,094	23,056
Time Deposits	303,047	274,900	266,646	281,953	266,815
Total interest bearing deposits	583,758	540,418	528,299	541,441	512,390

Core deposits*	345,382	323,167	320,834	319,890	304,556
Trust preferred securities & subordinated debt	18,866	19,655	19,655	19,655	19,655
Shareholders’ equity	81,037	80,035	81,247	81,868	80,408
Trust assets under management	140,119	144,014	151,173	152,434	147,682

Asset Quality

Non-performing assets	$4,592	$4,714	$4,115	$4,852	$4,461
Non-performing assets to total assets	0.45%	0.47%	0.43%	0.51%	0.48%
Allowance for loan losses	7,342	6,478	6,206	7,178	6,790
Allowance for loan losses to total loans	1.17%	1.09%	1.05%	1.22%	1.17%
Allowance for loan losses to non-performing loans	204.57%	167.04%	183.56%	170.70%	184.81%
Non-performing loans to total loans	0.57%	0.65%	0.57%	0.72%	0.63%

Capitalization – Bancorp

Shareholders’ equity to total assets	7.89%	7.97%	8.54%	8.62%	8.70%

*  Core deposits are defined as total deposits less time deposits

(A)  2002 quarters have been adjusted for SFAS No. 147 impact.

SUN BANCORP, INC.

Consolidated Balance Sheet

(Unaudited)

	June	June
(In Thousands, Except Share Data)	2003	2002	% Change
ASSETS

Cash and due from banks	$29,504	$21,841	35.1%
Interest-bearing deposits in banks	16,919	1,491	1034.7%

Total cash and cash equivalents	46,423	23,332	99.0%

Securities available for sale	235,212	247,071	–4.8%
Loans, net of ALLL of $7,342 at June 30, 2003 and $6,790 at June 30, 2002	618,670	575,616	7.5%
Bank premises and equipment, net	19,398	14,348	35.2%
Goodwill and core deposit intangible	32,604	22,924	42.2%
Accrued interest	3,505	3,789	–7.5%
Bank owned life insurance	32,604	15,287	113.3%
Other assets	38,374	21,724	76.6%

Total assets	$1,026,790	$924,091	11.1%

LIABILITIES AND SHAREHOLDERS’ EQUITY

Deposits:
Noninterest-bearing	$64,671	$58,981	9.6%
Interest-bearing	583,758	512,390	13.9%

Total deposits	648,429	571,371	13.5%

Short-term borrowings	24,699	26,718	–7.6%
Other borrowed funds	246,911	220,000	12.2%
Subordinated debentures	18,866	19,655	–4.0%
Accrued interest and other liabilities	6,848	5,939	15.3%

Total liabilities	945,753	843,683	12.1%

Shareholders’ equity:
Common stock, No par value;	85,367	83,996	1.6%
Retained earnings (deficit)	(3,931)	(5,717)	31.2%
Accumulated other comprehensive income	1,525	3,604	–57.7%
Less: Treasury stock, at cost	(1,924)	(1,475)	–30.4%

Total shareholders’ equity	81,037	80,408	0.8%

Total liabilities and shareholders’ equity	$1,026,790	$924,091	11.1%

SUN BANCORP, INC.

Consolidated Income Statement

(Unaudited)

	For The Three Months Ended June 30			For the Six Months Ended June 30
(In Thousands, Except Net Income Per Share Data)	2003	2002	% Change	2003	2002	% Change
Taxable equivalent interest income	6,150	7,000	–12.1%	11,945	13,303	–10.2%

Interest income:
Interest and fees on loans	$10,347	$10,204	1.4%	$20,042	$19,898	0.7%
Income from available for sale securities
Taxable	2,251	3,499	–35.7%	4,550	7,048	–35.4%
Tax exempt	214	258	–17.1%	445	518	–14.1%
Dividends	95	112	–15.2%	206	246	–16.3%
Interest on deposits in banks and other financial institutions	39	71	–45.1%	91	175	–48.0%

Total interest and dividend income	12,946	14,144	–8.5%	25,334	27,885	–9.1%

Interest expense:
Interest on deposits	3,071	3,684	–16.6%	6,198	7,684	–19.3%
Interest on short-term borrowings	140	71	97.2%	247	143	72.7%
Interest on other borrowed funds	3,346	3,180	5.2%	6,484	6,333	2.4%
Interest on subordinated debentures	465	476	–2.3%	933	956	–2.4%

Total interest expense	7,022	7,411	–5.2%	13,862	15,116	–8.3%

Net interest income	5,924	6,733	–12.0%	11,472	12,769	–10.2%

Provision for possible loan and lease losses	405	405	0.0%	810	810	0.0%

Net interest income, after provision for possible loan & lease losses	5,519	6,328	–12.8%	10,662	11,959	–10.8%

Non-interest income:
Service charges on deposit accounts	983	708	38.8%	1,828	1,228	48.9%
Trust income	203	187	8.6%	422	341	23.8%
Net security gains	1,001	45	2124.4%	2,497	140	1683.6%
Income from investment product sales	78	155	–49.7%	102	260	–60.8%
Bank owned life insurance	317	161	96.9%	642	206	211.7%
Income from insurance subsidiary	340	19	1689.5%	363	49	640.8%
Gain on sale of loans	43	45	–4.4%	304	73	316.4%
Income from leasing subsidiary	262	–	N/A	563	–	N/A
Other income	242	256	–5.5%	638	399	59.9%

Total non-interest income	3,469	1,576	120.1%	7,359	2,696	173.0%

Non-interest expense:
Salaries and employee benefits	3,415	2,829	20.7%	6,581	5,633	16.8%
Net occupancy expense	332	251	32.3%	715	525	36.2%
Furniture and equipment expenses	503	418	20.3%	990	815	21.5%
Amorization of intangibles	38	–	N/A	38	–	N/A
Other expenses	2,775	1,930	43.8%	5,302	3,355	58.0%

Total non-interest expense	7,063	5,428	30.1%	13,626	10,328	31.9%

Income before income tax provision	1,925	2,476	–22.3%	4,395	4,327	1.6%

Income tax provision	235	535	–56.1%	671	834	–19.5%

Net income	$1,690	$1,941	–12.9%	$3,724	$3,493	6.6%

Net income per share – Basic	$0.23	$0.27	–14.8%	$0.52	$0.49	6.1%

Weighted average number of shares outstanding – Basic	7,210,518	7,141,139	1.0%	7,196,333	7,141,897	0.8%

Net income per share – Diluted	$0.23	$0.27	–14.8%	$0.52	$0.49	6.1%

Weighted average number of shares outstanding – Diluted	7,241,897	7,163,965	1.1%	7,219,243	7,143,824	1.1%

Sun Bancorp, Inc.

Average Balances and Net Interest Income

	FOR THE QUARTER ENDED						FOR THE YEAR-TO-DATE
	June 30, 2003			June 30, 2002			June 30, 2003			June 30, 2002
(In Thousands)	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate

ASSETS
Interest-earning assets:
Interest-bearing deposits	$11,529	$39	1.36%	$12,613	$71	2.26%	$14,486	$91	1.27%	$14,514	$175	2.43%
Loans (net of unearned income)	616,914	10,463	6.80%	566,017	10,338	7.33%	600,639	20,285	6.81%	552,003	20,165	7.37%
Investments:
Taxable	243,753	2,346	3.85%	237,445	3,611	6.08%	231,458	4,756	4.11%	254,789	7,294	5.73%
Tax-exempt	19,597	324	6.62%	21,088	391	7.41%	19,452	675	6.94%	21,194	785	7.41%
Total interest-earning assets	891,792	13,172	5.92%	837,163	14,411	6.90%	866,036	25,807	6.00%	842,500	28,419	6.79%

Noninterest-earning assets:
Cash and due from banks	22,245			19,188			20,761			19,869
Bank premises & equipment	18,723			14,416			17,442			14,432
Accrued interest and other assets	102,603			61,799			97,108			53,327
Less: Allowance for loan losses	(7,101)			(6,674)			(6,737)			(6,563)
Unamortized loan fees	218			195			212			58
Total assets	$1,028,479			$926,087			$994,821			$923,623

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
NOW Accounts	$165,746	$350	0.85%	$154,134	$513	1.33%	$161,147	$728	0.91%	$149,588	$1,009	1.36%
Insured Money Market Accounts	28,369	98	1.39%	22,079	102	1.85%	27,072	197	1.47%	21,197	201	1.91%
Savings deposits	87,172	201	0.92%	78,111	304	1.56%	83,069	393	0.95%	75,583	633	1.69%
Time deposits	291,711	2,422	3.33%	270,312	2,765	4.10%	283,881	4,880	3.47%	275,356	5,841	4.28%
Short-term borrowings	48,081	140	1.17%	20,324	71	1.40%	40,704	247	1.22%	20,815	143	1.39%
Subordinated debentures
Other borrowed funds	243,318	3,346	5.52%	221,429	3,180	5.76%	233,564	6,484	5.60%	221,713	6,333	5.76%
Total interest-bearing liabilities	884,042	7,022	3.19%	786,636	7,411	3.78%	849,087	13,862	3.29%	784,597	15,116	3.89%

Noninterest-bearing liabilities and shareholders’ equity:
Demand deposits	60,180			57,962			58,203			56,863
Accrued interest and other liabilities	2,798			1,703			5,603			3,264
Shareholders’ equity	81,459			79,786			81,928			78,899
Total liabilities and shareholders’ equity	$1,028,479			$926,087			$994,821			$923,623
Interest rate spread			2.73%			3.12%			2.71%			2.90%
Net interest income/margin		$6,150	2.77%		$7,000	3.35%		$11,945	2.78%		$13,303	3.18%